UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2021

Social Capital Hedosophia Holdings Corp. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39606	98-1547291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

317 University Ave, Suite 200 Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	IPOE.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	IPOE	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IPOE.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 7, 2021, Social Capital Hedosophia Holdings Corp. V, a Cayman Islands exempted company limited by shares (“SCH”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Social Finance, Inc., a Delaware corporation (“SoFi”), and Plutus Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of SCH (“Merger Sub”), pursuant to which Merger Sub will merge with and into SoFi, with SoFi continuing as the surviving corporation and a wholly owned subsidiary of SCH (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”).

As previously disclosed, on January 7, 2021, SCH also entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among SCH, SCH Sponsor V LLC (“Sponsor”), certain directors and officers of SCH, and SoFi, pursuant to which the Sponsor and each director and officer of SCH agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby and not to redeem their shares in SCH in connection therewith, in each case, subject to the terms and conditions of the Sponsor Support Agreement.

On March 16, 2021, (i) SCH, SoFi and Merger Sub entered into the First Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”), which amends the Merger Agreement and (ii) SCH, Sponsor and SoFi entered into the First Amendment to Sponsor Support Agreement (the “Sponsor Support Agreement Amendment”) to reflect that the securities of the combined company are expected to trade on the Nasdaq Stock Market LLC instead of the New York Stock Exchange following the consummation of the Business Combination. In addition, SoFi, SCH and the applicable shareholders of SoFi have agreed to make conforming changes to the form of shareholders’ agreement contemplated by the Merger Agreement to be entered into at the closing of the Business Combination.

Other than as expressly modified by the Merger Agreement Amendment and the Sponsor Support Agreement Amendment, respectively, the Merger Agreement and the Sponsor Support Agreement, which were filed as Exhibit 2.1 and Exhibit 10.2, respectively, to the Current Report on Form 8-K filed by SCH with the Securities and Exchange Commission (the “SEC”) on January 12, 2021, remains in full force and effect. The foregoing descriptions of the Merger Agreement Amendment and the Sponsor Support Agreement Amendment do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement Amendment and the Sponsor Support Agreement Amendment, which are attached as Exhibit 2.1 and Exhibit 10.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between SCH and SoFi. This filing does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, SCH filed a registration statement on Form S-4 (the “Form S-4”) with the SEC. The Form S-4 includes a document that serves as a prospectus and proxy statement of SCH, referred to as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all of SCH’s shareholders. SCH also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of SCH are urged to read the Form S-4 and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the Form S-4 and all other relevant documents filed or that will be filed with the SEC by SCH through the website maintained by the SEC at www.sec.gov.

The documents filed by SCH with the SEC also may be obtained free of charge at SCH’s website at: http://www.socialcapitalhedosophiaholdings.com/docse.html or upon written request to 317 University Ave, Suite 200, Palo Alto, California 94301.

1

Participants in Solicitation

SCH and SoFi and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SCH’s shareholders in connection with the Business Combination. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Form S-4 regarding the Business Combination. You may obtain a free copy of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between SoFi and SCH. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCH’s securities, (ii) the risk that the transaction may not be completed by SCH’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCH, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of SCH, the satisfaction of the minimum trust account amount following redemptions by SCH’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on SoFi’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of SoFi and potential difficulties in SoFi employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against SoFi or against SCH related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of SCH’s securities on a national securities exchange, (xi) the price of SCH’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which SCH plans to operate or SoFi operates, variations in operating performance across competitors, changes in laws and regulations affecting SCH’s or SoFi’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SCH’s registration on Form S-1 (File Nos. 333-248915 and 333-249396), the registration statement on Form S-4 discussed above and other documents filed by SCH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SoFi and SCH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither SoFi nor SCH gives any assurance that either SoFi or SCH, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of March 16, 2021
10.1	First Amendment to Sponsor Support Agreement, dated as of March 16, 2021

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Hedosophia Holdings Corp. V

Date: March 16, 2021	By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer